Purchase and Option Agreement between Astrex, Inc. and Enigma Energy Company

ANNEX A

                         PERCENTAGE INTEREST OF MEMBERS

Member                              Shares                        Percentage
--------------------------------------------------------------------------------
1.  Charles B. Crowell              875                           17.5%
2.  Kenneth E. Etheredge            450                            9%
3.  N. Forrest Germany               50                            1%
4.  James W. Harpel                 700                           14%
5.  Pirvest, Inc.                   450                            9%
6.  Bruce E. Lazier                 450                            9%
7.  J. Patrick McLochlin            250                            5%
8.  Ted C. Newell                   250                            5%
9.  E. Wayne Nordberg               500                           10%
10. Martin B. Oring                 150                            3%
11. John P. Tatum                   875                           17.5 %
                                    ---                           ------

Total                             5,000                          100%